                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement          / /  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)
/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                K2 DESIGN, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Character)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.              Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
2.              Aggregate number of securities to which transaction applies:

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3.              Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.              Proposed maximum aggregate value of transaction:

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5.              Total fee paid:

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/ /   Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

1.              Amount previously Paid:

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2.              Form, Schedule or Registration Statement no.:

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3.              Filing Party:

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4.              Date Filed:

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
                                K2 DESIGN, INC.
                          30 Broad Street, 16th Floor
                               New York, NY 10004

              ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Wednesday, June 24, 1998
              ---------------------------------------------------

To the Stockholders of
K2 DESIGN, INC.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of K2 Design, Inc., a Delaware corporation (the "Company"), will be held at 5:30 p.m. (Eastern Standard Time) on Wednesday, June 24, 1998, at the offices of Proskauer Rose LLP, Conference Center, 26th floor, 1585 Broadway, New York, New York 10036 to consider and vote upon:

                  (a) Election of six directors for a one-year term.

                  (b) Approval and ratification of an amendment to the Company's 1997 Stock Incentive Plan to increase the number of shares of Common Stock available under such plan.

                  (c) Approval and ratification of the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company's 1998 fiscal year.

                  (d) Any other business that may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 30, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at said meeting. Stock transfer books will not be closed.

         To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

         If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

                                            By Order of the Board of Directors

                                            /s/ Robert W. Burke
                                            Secretary

New York, New York
April 30, 1998

                                K2 DESIGN, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of K2 Design, Inc. (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, June 24, 1998, at 5:30 p.m. at the offices of Proskauer Rose LLP, Conference Center, 1585 Broadway, New York, New York 10036, for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's mailing address is 30 Broad Street, 16th Floor, New York, New York 10004.

         This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about May 7, 1998.

                       VOTING AND SOLICITATION OF PROXIES

         Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 30, 1998, will be entitled to notice of and to vote at the Annual Meeting. On that date there were issued and outstanding 3,585,671 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. As of April 30, 1998, members of management of the Company beneficially held an aggregate of 1,799,230 shares of Common Stock (not including currently exercisable options to purchase shares of Common Stock), or 50.2% of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting.

         The cost of soliciting proxies will be borne by the Company. In addition to the use of traditional mailings, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, electronic mail or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees and fiduciaries forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

         The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the total shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of the proposal to amend the Company's 1997 Stock Incentive Plan (the "1997 Plan") and for approval and ratification of the appointment of independent public accountants. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Annual Meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting in accordance with the directions given therein. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. An abstention will have the same effect as a negative vote except with respect to the election of directors, in which case an abstention will have no effect since directors are elected by a plurality vote.

Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

                              BENEFICIAL OWNERSHIP

         The following table sets forth information, as of April 30, 1998, as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company, the Chief Executive Officer of the Company, all directors and executive officers as a group and persons known by the Company to beneficially own 5% or more of the Common Stock. Except as set forth below, each of the listed persons has sole voting and investment power with respect to the shares beneficially owned by such person. The address of each person included in the table is care of the Company, 30 Broad Street, 16th Floor, New York, New York 10004.

                                     Shares of Common Stock       Percent of
                  Name of Owner        Beneficially Owned          Class(1)
                  -------------      ----------------------       ----------
         Matthew G. de Ganon             1,777,980(2)(3)             49.0
         David J. Centner                   492,620(2)(3)            13.7
         Douglas E. Cleek                   492,620(2)(3)            13.7
         Robert W. Burke                    320,834(4)                8.8
         Bradley K. Szollose                300,120(2)(3)             8.3
         James A. Favia                       3,500(5)                 *
         Steven N. Goldstein                  2,500(5)                 *
         All Directors and                2,084,100(6)               56.6
         Executive Officers

         as a group (7 persons)

--------------------------
*        Less than one percent.

(1) Does not give effect to 500,000 shares of Common Stock issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants (the "Warrants"). Two Warrants entitle the holder to purchase one share of Common Stock for $7.50.

(2) Includes 11,250 shares underlying presently exercisable stock options, exercisable in increments of 3,750 shares for $1.75, $3.50 and $6.75 per share. Excludes 7,500 shares of Common Stock underlying stock options that are not presently exercisable .

(3) Includes 68,750 shares of Common Stock which are subject to an option (the "Option Shares") held by Robert Burke. Pursuant to a 10-year voting agreement entered into by Messrs. Centner, de Ganon, Cleek and Szollose, effective July 26, 1996 (the "Voting Agreement"), the voting control over all of these shares, and the Option Shares, are vested in Mr. de Ganon. Such shares subject to the Voting Agreement must be voted in favor of the election as directors of Messrs. de Ganon, Centner, Cleek and Szollose. In addition, the Voting Agreement grants each party thereto a right of first refusal as to the sale of the others' Common Stock. Messrs. Centner, de Ganon, Cleek and Szollose each disclaim beneficial ownership of those shares with respect to which they are not record owners.

(4) Includes the Option Shares (an aggregate of 275,000 shares of Common Stock) at an exercise price of $1.75 per share, and vested options to purchase up to an additional 45,834 shares of Common Stock (14,286 shares of which are exercisable at $1.625 per share and 31,548 shares of which are exercisable at $1.75 per share). Upon exercise, the Option Shares are subject to a proxy granted in favor of Mr. de Ganon so long as the Voting Agreement remains in place. Excludes an aggregate of 79,166 shares subject to options which are not currently exercisable or within the next 60 days.

(5) Excludes 2,500 shares of Common Stock underlying stock options that are not presently exercisable.

(6) Includes 95,834 shares of Common Stock underlying presently exercisable stock options and excludes 114,166 shares of Common Stock underlying stock options that are not presently exercisable.

                                   PROPOSAL 1


                             ELECTION OF DIRECTORS

         The Company's Directors have terms expiring at the 1998 Annual Meeting, and until their respective successors are duly elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors are filled by the remaining directors.

         Certain information regarding the nominees for election as Directors at this year's Annual Meeting is set forth below:

                      Name                 Age                  Position
                      ----                 ---                  --------
               David J. Centner            32       Chairman of the Board,
                                                    Chief Executive
                                                    Officer and Director

               Matthew G. de Ganon         35       Vice Chairman, President
                                                    and Director

               Douglas E. Cleek            35       Executive Vice President--
                                                    Chief Creative
                                                    Officer and Director

               Bradley K. Szollose         35       Director

               James A. Favia              64       Director

               Steven N. Goldstein         58       Director


         David J. Centner joined the Company in July 1994. Mr. Centner has been the Company's Chairman of the Board of Directors and Chief Executive Officer since March 1995. From March 1995 to February 1997, Mr. Centner was also the Company's Chief Financial Officer. From August 1989 to July 1994, Mr. Centner operated a business that offered computer consulting, custom application programming and computer personnel placement services for such clients as Merrill Lynch, Bankers Trust, Chase Manhattan Bank, Chemical Bank and American Express. Mr. Centner has a Bachelor of Science degree in Entrepreneurial Management from the Wharton School of Business.

         Matthew G. de Ganon has been the Company's Vice Chairman and a Director since he joined the Company in July 1995 and has been President since June 1996. He was also the Chief Operating Officer of the Company from July 1995 to November 1997. For the two years prior to joining the Company, Mr. de Ganon operated a business that created CD-ROM products and offered consulting services regarding the use of electronic delivery to publishers of newsletters and directories. Mr. de Ganon is co-author of the essay, "Overcoming Future Shock on the Superhighway: Suggestions for Providers and Technocrats," published and presented in the 1994 National Online Conference Proceedings. From August 1992 to July 1993, Mr. de Ganon was the Vice President of New Media of SCS, a software developer. Mr. de Ganon's work focused on UNIX based 4GL accounting software customization for corporate clients. From May 1991 to July

1992, Mr. de Ganon was involved in casting administration for the Motion Picture Group of Universal Studios, Inc. Prior thereto, Mr. de Ganon was a franchised theatrical agent with the Stone Manners Agency in Los Angeles, California from August 1987 to May 1991.

         Douglas E. Cleek, who co-founded the Company in 1993, has been the Company's Executive Vice President--Chief Creative Officer and a Director of the Company since it was reorganized as a corporation in January 1995. From 1993 until then, Mr. Cleek was a general partner of the Company. For more than five years prior thereto, Mr. Cleek was an art director for William Allen & Co. and its successor, A.J. Bart & Sons, graphic design firms specializing in graphic promotional materials for the hospitality industry.

         Bradley K. Szollose, who co-founded the Company in 1993, has been a Director since January 1995 and was the Company's Executive Vice President--Marketing, Treasurer and Secretary of the Company from January 1995 until November 1997. From 1993 until then, Mr. Szollose was a general partner of the Company. For more than five years prior thereto, Mr. Szollose was a freelance art director for the Caribiner Group, producers of corporate theater and related promotional/entertainment events, where he managed a team of artists and photographers to coordinate film shooting and art preparation under the direction of senior designers.

         James A. Favia has been a Director of the Company since July 1996. Mr. Favia is a part-time consultant to Donald & Co. Securities, Inc., the representative of the several underwriters for the Company's initial public offering. From November 1988 to June 1992, Mr. Favia was a principal of Shaw Venture Partners, a venture capital fund. From 1983 to 1988, Mr. Favia was president of Favia, Hill & Associates, a wholly owned subsidiary of Chemical Bank responsible for money management for institutional clients. From 1974 to 1983, Mr. Favia was senior vice president, Chemical Bank, and prior thereto he was in charge of Chemical Bank's research department from 1965 to 1974. Prior to 1965, Mr. Favia was a general partner and research director for Kuhn, Loeb & Company, an international investment bank. Mr. Favia has a Master of Business Administration degree in business administration from New York University and a Bachelor of Arts degree in economics from Brooklyn College. Mr. Favia is also a Director of Eastco Industrial Safety Corp., a public company that manufactures industrial safety products.

         Dr. Steven N. Goldstein has been a Director of the Company since 1996. Mr. Goldstein has been Program Director, Inter-Agency and International (Networking) Coordination Director of Network Services at the National Science Foundation ("NSF") since June 1989 and is responsible for the international networking coordination in support of the communication needs of the United States research and education community. Dr. Goldstein has directed NSF's International Connections Management ("ICM") project which, in the past five years, has assisted in connecting approximately 20 countries to the Internet. Dr. Goldstein has also collaborated with Japanese networkers in the formation of academic Internet service in Japan. Presently, Dr. Goldstein is also the U.S. coordinator for the G-7 Global Information Society initiative's theme,

"Global Interoperability of Broadband Networks," under which he coordinates closely with Japan's high performance networking projects. Dr. Goldstein has a Bachelor of Science and Master degrees in Physics from the Massachusetts Institute of Technology and a Doctorate degree in Engineering and Public Policy from Carnegie Mellon University. Dr. Goldstein is also a member of the Institute of Electrical and Electronics Engineers, the Association for Computing Machinery and the Internet Society.

                            OTHER EXECUTIVE OFFICERS

         Robert W. Burke, 34, joined the Company in October 1997 as Executive Vice President--Business Affairs. Since November 1997, he has been the Company's Chief Operating Officer. For more than five years prior to joining the Company, Mr. Burke was a corporate attorney at a large New Jersey law firm, most recently as a member of such firm.

                              DIRECTORS' MEETINGS

         The Board of Directors met five (5) times during fiscal 1997. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee consists of Messrs. Centner, Favia and Goldstein, the Compensation Committee consists of Messrs. Centner, Favia and Goldstein and the Option Committee consists of Messrs. Favia and Goldstein.

The Audit Committee did not meet formally in fiscal 1997. The Option Committee acted by unanimous written consent in lieu of a meeting thirteen times in fiscal 1997.

         The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audit results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

         The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of and administers the Company's compensation and benefit programs, with the exception of the Company's 1996 Stock Option Plan and 1997 Stock Incentive Plan (together, the "Plans").

         The Option Committee administers the Plans and, to the extent provided thereby, determines the persons to whom options are granted, the exercise price thereof, the term and number of shares covered by each option grant and the type of option to be granted. In addition, the Option Committee exercises all discretionary power regarding the operation of the Plans.

                                 DIRECTOR FEES

         Directors who are employees of the Company receive no additional compensation for services as Directors. Directors not so employed are entitled to be reimbursed for expenses incurred in connection with meeting attendance. In addition, each of the Company's two non-employee Directors have been granted options to acquire 5,000 shares of Common Stock. Commencing in 1998, the non-employee directors will each receive a fee of $100 per meeting.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for Mr. Centner, the Chief Executive Officer, and those executive officers (the "Named Executives") who served in executive capacities at the end of fiscal 1997 and had aggregate compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                              Annual            Long Term
                                          Compensation(1)      Compensation
Name and Principal Position    Year    Salary($)    Bonus($)   Option Awards
---------------------------    ----    ---------    --------   -------------

David J. Centner,
Chairman and Chief             1997    113,982         --           --
Executive Officer              1996     84,000       29,000       18,750

Matthew G. de Ganon,
Vice Chairman                  1997    115,623         --            --
and President                  1996     84,000       31,000       18,750

Douglas Cleek,
Executive Vice                 1997    115,623         --            --
President--Chief
Creative Officer               1996     83,473         --         18,750

--------------------------
(1) The value of perquisites and other personal benefits does not exceed 10% of the Officer's salary.

Employment Agreements for Executive Officers

         David J. Centner, Matthew G. de Ganon, and Douglas E. Cleek are each employed under employment agreements expiring December 31, 1998, that provide for base salaries of $117,500 for 1997 and $127,500 for 1998. Each employment agreement also provides for a bonus equal to 1.88% of the Company's pre-tax income. Robert W. Burke, Chief Operating Officer, is employed pursuant to a three-year employment agreement, effective December 16, 1997, pursuant to which he will receive a salary of $200,000 in the first year, $220,000 in the second year and $242,000 in the third year. Mr. Burke has also been granted options to purchase (i) 42,857 shares of Common Stock at an exercise price of $1.625 per share and 57,143 shares of Common Stock at an exercise price of $1.75 per share, which options vest ratably on the date of commencement of employment and each of the next two anniversaries thereof and (ii) an additional 25,000 shares at an exercise price of $1.75 per share, which options vest 50% on July 1, 1998 and 50% on January 1, 1999. Mr. Burke is also eligible to receive annual discretionary bonuses. All executive officers of the Company voluntarily reduced their salaries in fiscal 1997 and fiscal 1998 on a temporary basis as part of the Company's cost reduction program.

Option Grants in Fiscal 1997

         No options were granted to Mr. Centner and the Named Executives in fiscal 1997.

Option Exercises and Year-End Value Table

         The table set forth below shows the value of unexercised options held on December 31, 1997 by Mr. Centner and each of the Named Executives.

                                                        Value of Unexercised
                                                            In-the-Money
                           Number of Unexercised           Options held on
                       Options at December 31, 1997    December 31, 1997 ($)(1)
                       ----------------------------   -------------------------
           Name       Exercisable    Unexercisable   Exercisable  Unexercisable
           ----       -----------    -------------   -----------  -------------
David J. Centner         11,250          7,500          $468.75       $312.50
Matthew G. de Ganon      11,250          7,500          $468.75       $312.50
Douglas Cleek            11,250          7,500          $468.75       $312.50

---------------------
(1) Based on the closing price of the Common Stock on December 31, 1997, which was $1.875.


Filing Requirements

         The Company believes that all filing requirements under Section 16(a) of the Securities Act of 1934, as amended, applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 1997, except for Forms 4 in respect of the grant of options to purchase Common Stock held by Messrs. de Ganon, Centner, Cleek and Szollose to Mr. Burke, which are fully disclosed in other public filings made by each of such persons. In addition, Mr. Szollose is less than 60 days delinquent in the filing of a Form 4 in respect of the private sale of 187,500 shares of Common Stock for an aggregate purchase price of $150,000 in March 1998. Appropriate Forms 4 will be filed promptly hereafter.

Certain Relationships and Related Transactions

         In March 1998, the Company purchased 95,000 shares of Common Stock from Bradley Szollose, a director of the Company, for an aggregate purchase price of $76,000 (or $.80 per share). The Company believes that the terms of this transaction were negotiated at arms length and were on terms no less favorable to the Company than could have been obtained from an unaffiliated party.

                                   PROPOSAL 2

                       1997 STOCK INCENTIVE PLAN PROPOSAL

         The Board of Directors approved the amendment to the 1997 Plan in April 1998, subject to the approval of the stockholders, to provide (i) that the aggregate number of shares of Common stock subject to options or awards under the 1997 Plan be increased from 350,000 to 500,000 and accordingly, (ii) that the number of shares reserved for the future issuance of shares of Common stock upon the exercise of options under the 1997 Plan be increased from 350,000 shares to 500,000 shares. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the amendment to the 1997 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1997 PLAN.

Summary of the 1997 Plan

         The following summary of the 1997 Plan is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached to the Company's public reports or available upon request in writing directed to the President of the Company. Attention is particularly directed to the description therein of the material terms and conditions of the award of stock options ("Options") or restricted shares ("Restricted Shares"), or any combination thereof (collectively, the "Awards").

         All employees (including Officers and Directors) of the Company and its Subsidiaries or independent contractors or consultants shall be eligible to participate in the 1997 Plan. The Option Committee may grant Awards to such persons to purchase the number of shares as the Option Committee may determine.

         Options granted under the 1997 Plan may either be Incentive Stock Options ("ISOs") pursuant to which the recipient receives certain tax benefits or non-ISOs. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Option Committee and may be more than, less than or equal to the fair market value of the Common Stock as of the date the Option is granted. Subject to the provisions of the 1997 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Option Committee shall determine as set forth in an applicable agreement.

         The method of payment of the purchase price of an Option, and the amount required to satisfy applicable federal, state and local withholding tax requirements, will be determined by the Option Committee and may consist of cash, a check, a promissory note, whole shares of Common Stock already owned by the optionee, the withholding of shares of Common Stock issuable upon such exercise of the Option, the delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law.

         At the time of any Award of Restricted Shares, the Option Committee will designate a period of time which must elapse (the "Restriction Period") and may impose such other restrictions, terms and conditions that must be fulfilled before the Restricted Shares will become vested. The Option Committee may determine that (i) Restricted Shares will be issued at the beginning of the Restriction Period, in which case such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes, or (ii) Restricted Shares will not be issued until the end of the Restriction Period, in which case the holder will have none of the rights of a stockholder with respect to the shares of Common Stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period.

         If a holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option, for cause, then (i) all Options held by such holder shall immediately terminate and
(ii) such holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any cash awards shall be forfeited immediately.

         All shares available under the 1997 Plan are subject to adjustments that may be made for a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding shares of Common Stock. Shares of Common Stock that are subject to any Award granted under the 1997 Plan that expires, terminates or is annulled for any reason without having been exercised and any Award of Restricted Shares that is forfeited prior to becoming vested will return to the pool of such shares available for grant under the 1997 Plan.

         The Board of Directors may at any time amend, suspend or discontinue the 1997 Plan; provided, however, that certain amendments may not be made by the Board of Directors without approval of the stockholders. Amendments may not alter an outstanding Option without the consent of the optionee.

         The Option Committee may require in an applicable agreement that if the optionee acquires any shares of Common Stock through the exercise of Options or through the vesting of Restricted Shares granted pursuant to an

Award, then prior to selling any such shares, such holder must offer to sell such shares to the Company at their fair market value pursuant to a right of first refusal.

         The obligations of the Company with respect to Awards granted under the 1997 Plan are subject to all applicable laws.

                                   PROPOSAL 3

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP, independent auditors, to serve as auditors of the Company for the fiscal year ending December 31, 1998. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to consider the selection of other auditors for the current fiscal year.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person and by proxy at the Annual Meeting and entitled to vote thereon is necessary for the ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the auditors, unless otherwise specified in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                                 ANNUAL REPORT

         The Annual Report to Stockholders (including financial statements) for the fiscal year ended December 31, 1997 is mailed herewith to all stockholders. Copies of the Company's Form 10-KSB as filed with the Securities and Exchange Commission may be obtained, without charge, by written request to Matthew G. de Ganon, President.

                                 OTHER MATTERS

         Management is not aware of any matters to come before the Annual Meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.


                    ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS
                          FOR THE 1999 ANNUAL MEETING

         The Company's By-laws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made, whichever occurs first. In addition, the regulations under the Securities Exchange Act require stockholder proposals to be received by the Company at least 120 days prior to the mailing of the proxy statement relating to the next annual meeting of stockholders. Accordingly, stockholder proposals for the 1999 Annual Meeting must be received in writing by the Company no later than December 31, 1998 in order to be considered for inclusion in the Company's proxy materials for such meeting. Any stockholder desiring a copy of the Company's By-laws will be furnished one without charge upon written request to the President.

                                By Order of the Board of Directors

                                /s/ Robert W. Burke
                                Secretary
New York, New York
April 30, 1998

                                K2 DESIGN, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 June 24, 1998

               This Proxy is Solicited by the Board of Directors.

         The undersigned stockholder of K2 Design, Inc. (the "Company") hereby appoints each of Matthew G. de Ganon and Robert W. Burke, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the Common Stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the offices of Proskauer Rose LLP, Conference Center, 1585 Broadway, New York, New York 10036 at 5:30 P.M., on June 24, 1998, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Meeting and any adjournments thereof.

         This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

         Unless otherwise specified, this proxy will be voted "FOR" the election of all nominees as directors of the Company, "FOR" the ratification of the amendment to the 1997 Stock Incentive Plan, "FOR" the ratification of Arthur Andersen LLP as auditors of the Company and in the discretion of the proxies with respect to all other matters which may properly come before the Meeting and any adjournments thereof. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

         Please mark boxes |X| in blue or black ink.

         1. Election of Directors

                / /   FOR all nominees listed      / /   WITHHOLD AUTHORITY to
                      below (except as marked            vote for all nominees
                      to the contrary below)             listed below

                Nominees: David J. Centner, Matthew G. de Ganon, Douglas E.
                          Cleek, Bradley K. Szollose, James A. Favia and Steven
                          N. Goldstein

                Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

     2.         Ratification of the amendments to the 1997 Stock Incentive Plan.

                    / /   FOR          / /   AGAINST            / /   ABSTAIN

     3. Ratification of the selection of Arthur Andersen LLP as auditors of the Company for the year ending December 31, 1998.

                / /   FOR          / /   AGAINST            / /   ABSTAIN

     4. In their discretion, on any other matters that may properly come before the Meeting and any adjournments thereof.

                  Dated:  ________________, 1998

                  ---------------------------------------------------------
                                  Signature of Stockholder(s)

                  ---------------------------------------------------------
                                    Name of Stockholder(s)

                  NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.